Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Eric L. Dobmeier, President and Chief Executive Officer of Chinook Therapeutics Inc. (the “Company”), and Eric H. Bjerkholt, Chief Financial Officer of the Company, each hereby certifies, that to the best of his knowledge:

1.

the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2023	/s/ Eric L. Dobmeier
Eric L. Dobmeier
President, Chief Executive Officer and Director (Principal Executive Officer)

Dated: February 27, 2023	/s/ Eric H. Bjerkholt
Eric H. Bjerkholt
Chief Financial Officer (Principal Accounting and Financial Officer)